SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 3rd, 2003

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-29819 (Commission File Number)	58-2349413 (I.R.S Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3.  Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

None.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

     Exhibit Number

Description

99.1

Press Release dated September 3rd, 2003, issued by HepaLife Technologies, Inc.

ITEM 8.  Change in Fiscal Year.

None.

ITEM 9.  Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On September 3rd, 2003, HepaLife Technologies, Inc. issued a news release announcing the recent addition of Dr. Mark A. Saarinen, a bioengineer, who will lead ongoing research and development work on the patented application of the patented PICM-19 liver stem cell line to an artificial liver device for treatment of human patients with liver failure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Jeet Sidhu

Jeet Sidhu

Director

Date: September 3, 2003

EXHIBIT 99.1

DR. MARK A. SAARINEN JOINS RESEARCH TEAM

Vancouver, BC – September 3, 2003 - - HepaLife Technologies, Inc. (OTCBB: HPLF), today announced the recent addition of Dr. Mark A. Saarinen, a bioengineer, who will lead ongoing research and development work on the patented application of the patented PICM-19 liver stem cell line to an artificial liver device for treatment of human patients with liver failure.

The need for an artificial liver device able to remove toxins and improve immediate and long-term survival rates for patients suffering from liver disease is more critical today than ever before.

Limited treatment options, a low number of donor organs, the high price of transplants and follow up costs, a growing base of hepatitis, alcohol abuse, drug overdoses and other factors that result in liver disease, all clearly indicate that a strong need exists for an artificial liver device, now and into the foreseeable future.

With a Bachelor’s degree in Chemical Engineering, and Master of Science and Ph.D. degrees in Chemical and Biochemical Engineering, Dr. Saarinen has published studies on recombinant protein production and oxidative damage, protein synthesis, cancer cell culturing methods and others, and has presented his findings to leading scientific peer groups, including the American Institute of Chemical Engineers and The Institute of Biological Engineering. Dr. Saarinen has experience in recombinant protein production, cellular metabolism analysis, biosensor and bioreactor design, and bioreactor monitoring and control.

Under the auspices of Dr. Neil C. Talbot (cell biologist) and Dr. Thomas J. Caperna (biochemist), who combined have over 47 years of scientific research experience and are co-inventors of the PICM-19 liver stem cell line and its patented application to an artificial liver device, Dr. Saarinen will conduct ongoing research and development work at two laboratories, the Growth Biology Laboratory and the Biotechnology and Germplasm Laboratory, both located in Beltsville, Maryland.

About HepaLife Technologies, Inc.

HepaLife Technologies, Inc. (OTCBB: HPLF), is a development stage biotechnology company focused on the research, development and eventual commercialization of technologies and products to treat various forms of liver dysfunction and disease.

Presently, through a Cooperative Research and Development Agreement (CRADA) with the USDA’s Agricultural Research Service, the primary tool linking government and industry researchers, HepaLife Technologies is collaborating towards optimizing the hepatic functions of a patented cell line whose hepatic characteristics have been demonstrated to have potential application in the production of an artificial liver device for use by human patients with liver failure.

The CRADA program, authorized under the Federal Technology Transfer Act of 1986, allows federal laboratories and businesses to form partnerships that help move new technologies to the marketplace and allows the collaborating company the first right to negotiate an exclusive license to inventions emerging under the agreement.

Ongoing research and development work is being conducted at two laboratories, the Growth Biology Laboratory and the Biotechnology and Germplasm Laboratory, both located in Beltsville, Maryland.

For additional information, please visit www.hepalife.com.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:

HepaLife Technologies, Inc.

Harmel S. Rayat, President

Toll Free: 800-518-4879

Website:   www.HepaLife.com